Exhibit 10.2

AEGIS REIT CORPORATION,

SELLER

and

AEGIS ASSET BACKED SECURITIES CORPORATION,

DEPOSITOR

FORM OF

SALE AGREEMENT

Dated as of [          ]

Aegis Asset Backed Securities Trust 20[   ]-[  ]

(Mortgage Backed Notes)

TABLE OF CONTENTS

Section 1. Sale and Purchase of Mortgage Loans.

2

Section 2. Purchase Price of Mortgage Loans.

3

Section 3. Transfer of the Mortgage Loans.

3

Section 4. Representations and Warranties of the Seller.

5

Section 5. Covenants of the Seller.

6

Section 6. Cure, Repurchase and Substitution Obligations.

7

Section 7. Conditions to Obligation of the Depositor.

8

Section 8. Mandatory Delivery; Grant of Security Interest.

9

Section 9. Indemnification.

9

Section 10. Notices.

10

Section 11. Severability of Provisions.

10

Section 12. Governing Law.

11

Section 13. Agreement of the Seller.

11

Section 14. Survival.

11

Section 15. Assignment.

11

Section 16. Miscellaneous.

12

Section 17. Request for Opinions.

13

Section 18. Guaranty.

13

Schedule I

Mortgage Loans

Exhibit A

Representations and Warranties of Aegis REIT Corporation

[Exhibit B

Form of Transfer Supplement]

[The provisions of the Sale Agreement for each series will be modified as applicable]

SALE AGREEMENT

This SALE AGREEMENT dated as of [          ] (this “Agreement”), is by and between Aegis Asset Backed Securities Corporation, a Delaware corporation (the “Depositor”) and Aegis REIT Corporation, a Maryland corporation (the “Seller”).

RECITALS

(1)

Schedule I attached hereto and made a part hereof lists [a pool] [two pools] of one- to four-family, fully amortizing and balloon mortgage loans (collectively, the “[Initial] Mortgage Loans”) currently owned by the Seller that the Seller desires to sell to the Depositor.

(2)

The Depositor desires to purchase the [Initial] Mortgage Loans from the Seller and intends immediately thereafter to transfer the [Initial] Mortgage Loans and any other assets constituting the Trust Estate, and assign all its rights and delegate all of its obligations under this Agreement, to Aegis Asset Backed Securities Trust 20[   ]-[  ] (the “Trust” or the “Issuer”) pursuant to the terms of a transfer and servicing agreement dated as of [          ] (the “Transfer and Servicing Agreement”), among the Issuer, the Depositor, the Seller, [          ], as servicer (the “Servicer”) [, [          ], as [master servicer (in such capacity, the “Master Servicer”), administrator (in such capacity, the “Administrator”) and custodian (in such capacity, the “Custodian”), [          ], as credit risk manager,] and [          ], as indenture trustee (the “Indenture Trustee”).  The Trust will in turn pledge the Trust Estate and all such rights and obligations to the Indenture Trustee for the benefit of the Noteholders.

(3)

[The Depositor intends to purchase certain additional mortgage loans (the “Subsequent Mortgage Loans,” and together with the Initial Mortgage Loans, the “Mortgage Loans”) from the Seller during the Pre-Funding Period (as defined in the Transfer and Servicing Agreement).]

(4)

The Trust will be formed pursuant to a trust agreement dated as of [          ] (the “Trust Agreement”), among the Depositor, the Administrator and [          ], as owner trustee (the “Owner Trustee”). The Issuer (i) pursuant to an indenture dated as of [          ] (the “Indenture”), among the Issuer, the Administrator and the Indenture Trustee, will issue the Aegis Asset Backed Securities Trust 20[   ]-[  ] Mortgage Backed Notes (the “Notes”) and (ii) pursuant to the Trust Agreement will issue a single ownership certificate (the “Ownership Certificate,” and together with the Notes, the “Securities”).

(5)

The Securities to be delivered to the Depositor or its designee(s), registered in such names as the Depositor shall designate, will be designated as (i) the Aegis Asset Backed Securities Trust 20[   ]-[  ] Mortgage Backed Notes, Class [   ], Class [   ], Class [   ], [… and Class [   ]] and (ii) the Aegis Asset Backed Securities Trust 20[   ]-[  ] Ownership Certificate.

(6)

Capitalized terms used and not defined herein shall have the meanings assigned to them in the Transfer and Servicing Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises herein made and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.  Sale and Purchase of Mortgage Loans.

(a)

[Purchase and Sale of Initial Mortgage Loans.]  Subject to the terms and conditions of this Agreement, the Seller agrees to sell, and the Depositor agrees to purchase, on the date of issuance of the Securities, which is expected to be on or about [          ] (the “Closing Date”), the [Initial] Mortgage Loans [(exclusive of the servicing rights related thereto)] having an aggregate principal balance as of [          ] (the “Cut-off Date”), of approximately $[          ].

(b)

[Purchase and Sale of Subsequent Mortgage Loans.  Throughout the term of this Agreement, by execution of a Transfer Supplement in the form attached hereto as Exhibit B, the Seller will sell to the Depositor and the Depositor shall purchase from the Seller, subject to satisfaction of the conditions set forth in Section 2.1(b) of the Transfer and Servicing Agreement, Subsequent Mortgage Loans for Pool 1 with respect to which the aggregate Transfer Price (as specified in the Transfer Supplement) does not exceed the amount then on deposit in the Pre-Funding Account.  Subject to the conditions set forth in this Section 1(b), in consideration of the Depositor’s delivery on the related Transfer Date (as specified in the Transfer Supplement) to the Seller or its designee, or upon the order of the Seller, of the Transfer Price for the related Subsequent Mortgage Loans, the Seller shall, on such Transfer Date, sell, transfer, assign, set over and otherwise convey to the Depositor, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Seller in and to each Subsequent Mortgage Loan (including all interest and principal received or receivable on or with respect to such Subsequent Mortgage Loan, but not including interest due and payable on such Subsequent Mortgage Loans prior to the Subsequent Cut-off Date) identified on the Transfer Supplement and delivered by the Seller on such Transfer Date and all items in the related Mortgage File.]

(c)

The Seller and the Depositor have agreed upon which of the mortgage loans owned by the Seller are to be purchased by the Depositor pursuant to this Agreement, and the Seller has prepared, or has provided information to the Depositor enabling the Depositor to prepare, Schedule I attached hereto (“Schedule I”), setting forth information with respect to the [Initial] Mortgage Loans to be purchased by the Depositor as of the Closing Date.  The Seller shall, with the Depositor’s consent, amend or modify, or provide information to the Depositor enabling the Depositor to amend or modify Schedule I on or prior to the Closing Date if necessary to reflect the actual Mortgage Loans transferred by the Seller and accepted by the Depositor on the Closing Date.  Schedule I, as so amended or modified, shall conform to the requirements of the Depositor as set forth in this Agreement and to the definition of “Mortgage Loan Schedule” under the Transfer and Servicing Agreement, and shall be the definitive Mortgage Loan Schedule attached as an exhibit to the Transfer and Servicing Agreement.  [In connection with the sale of Subsequent Mortgage Loans to the Depositor, the Seller and the Depositor shall amend the Mortgage Loan Schedule to reflect the addition of Subsequent Mortgage Loans.]

Section 2.  Purchase Price of Mortgage Loans.

(a)

On the Closing Date, as full consideration for the Seller’s sale of the [Initial] Mortgage Loans to the Depositor, the Depositor shall deliver to the Seller cash and Securities equal to $[          ].

(b)

The Depositor or any assignee or transferee of the Depositor (which may include the Issuer, acting on behalf of the Noteholders) shall be entitled to all Scheduled Payments due after the Cut-off Date [(or, with respect to the Subsequent Mortgage Loans, the Subsequent Cut-off Date)], and all curtailments or other principal prepayments received with respect to the Mortgage Loans paid by each borrower after the Cut-off Date [(or, with respect to the Subsequent Mortgage Loans, the Subsequent Cut-off Date)], except that the Depositor or any assignee or transferee of the Depositor will not be entitled to any curtailments or other prepayments received on or after the Cut-off Date [(or, with respect to the Subsequent Mortgage Loans, the Subsequent Cut-off Date)] but reflected in the aggregate Cut-off Date Balance.  All Scheduled Payments due on or before the Cut-off Date [(or, with respect to the Subsequent Mortgage Loans, the Subsequent Cut-off Date)] and collected on or after the Cut-off Date [(or, with respect to the Subsequent Mortgage Loans, the Subsequent Cut-off Date)] shall belong to the Seller.

(c)

Pursuant to the Transfer and Servicing Agreement, the Depositor will transfer and assign all its right, title and interest in and to the Mortgage Loans and any other assets constituting the Trust Estate to the Issuer in consideration of the issuance of the Securities to the Depositor or its designee(s).

Section 3.  Transfer of the Mortgage Loans.

(a)

Mortgage File.  For purposes of this Agreement, the “Mortgage File” will be as defined in the Transfer and Servicing Agreement.

(b)

Transfer of Ownership.  Upon the sale of any Mortgage Loans, the ownership of each Mortgage Loan Document with respect thereto shall be vested in the Depositor, and the ownership of all other records and documents with respect thereto prepared by or which come into the possession of the Seller shall immediately vest in the Depositor.  The Seller shall, upon the direction of the Depositor, promptly deliver to the Custodian or such other designee as the Depositor may direct, any documents that come into its possession with respect to such Mortgage Loans following such sale.  Prior to such delivery, the Seller shall hold any such documents for the benefit of the Depositor, its successors and assigns.

(c)

Delivery of Mortgage Files.  To the extent not previously delivered to the Depositor or a designee of the Depositor, the Seller shall, not later than two Business Days prior to the Closing Date [or the applicable Transfer Date], at the direction of the Depositor, deliver to the Custodian, each of the Mortgage Loan Documents required to be included in the Mortgage File.  The Mortgage Note for each such Mortgage Loan shall be endorsed in blank or as otherwise directed by the Depositor, and the Mortgage for each such Mortgage Loan shall name the Depositor, the Custodian or such other party as designated by the Depositor as mortgagee or beneficiary, as appropriate, or be assigned in blank or as otherwise directed by the Depositor.

Prior to the transfer and sale of any Mortgage Loans, the Mortgage Loan Documents delivered to the Custodian shall be held by the Custodian for the benefit of the Seller and the possession by the Custodian of such Mortgage Loan Documents will be at the will of the Seller and will be in a custodial capacity only.  Following the transfer and sale of any Mortgage Loans from the Seller to the Depositor in accordance with the terms and upon satisfaction of the conditions of this Agreement, the Custodian will hold all Mortgage Loan Documents delivered to it hereunder for the benefit of the Depositor, as its agent and bailee.  The Custodian will act as a custodian for the receipt and custody of all Mortgage Files and, after the transfer of any Mortgage Loans from the Depositor to the Trust, the Custodian will hold all Mortgage Loan Documents delivered to it hereunder for the benefit of the Trust and on behalf of the Noteholders.

(d)

Examination of Mortgage Loan Documents:  Acceptance of Mortgage Loans.  To the extent not previously delivered to the Depositor or a designee of the Depositor, the Seller shall, prior to the Closing Date [or the applicable Transfer Date], either (i) deliver to the Depositor or its designee in escrow, for examination, the Mortgage Loan Documents pertaining to each Mortgage Loan then being sold by it or (ii) make such Mortgage Loan Documents available to the Depositor or its designee for examination at the Seller’s offices or at such other place as the Seller shall specify. Any such Mortgage Loan Documents so held by the Seller and so made available to the Depositor or its designee shall be held by the Seller and so made available solely as a matter of convenience to the Depositor or its designee and in lieu of delivering such Mortgage Loan Documents to the Depositor or its designee. The Depositor, the Custodian or a designee of either entity may review the Mortgage Loan Documents to verify that all documents required to be included in each Mortgage File (as such term has been defined in the Transfer and Servicing Agreement) are so included.

Prior to the Closing Date [or the applicable Transfer Date], the Seller shall cause the Custodian to review the documents delivered pursuant to Section 3(c) hereof to ascertain that, as to each Mortgage Loan listed on Schedule I, (i) all documents required to be delivered by the Seller pursuant to Section 3(c) have been received, (ii) such documents appear regular on their face and relate to such Mortgage Loan and (iii) the information on Schedule I accurately reflects the information set forth in the corresponding Mortgage File, to the extent required by Section 2.1 of the Transfer and Servicing Agreement.  An additional review shall be conducted by the Custodian or its designee prior to the first anniversary of the Closing Date to determine that all Mortgage Loan Documents required to be included in the Mortgage File are included therein.  If at any time the Depositor or the Custodian discovers or receives notice that any Mortgage Loan Document is missing or defective in any material respect with respect to any Mortgage Loan, the Seller shall correct or cure any such omission or defect or, if such omission or defect materially impairs the value of the Mortgage Loan, repurchase the defective Mortgage Loan or substitute for such defective Mortgage Loan a Qualified Substitute Mortgage Loan in accordance with and if permitted by the terms of Section 6 hereof.  At the time of such repurchase or substitution, the Custodian shall release documents in its possession relating to such Mortgage Loan to the Seller.  The fact that the Depositor, the Indenture Trustee or a designee of either entity has conducted or has failed to conduct any partial or complete examination of the Mortgage Loan Documents prior to the Closing Date [or the applicable Transfer Date] shall not affect the rights of the Depositor (or any assignee or successor thereof) to demand repurchase or other relief as provided herein.

(e)

Recordation of Assignments of Mortgage.  Subject to the sale of the Mortgage Loans by the Seller to the Depositor, the Depositor hereby authorizes and instructs the Seller, and the Seller hereby agrees, to record all Assignments required to be contained in the Mortgage File to the extent required pursuant to Section 2.1 of the Transfer and Servicing Agreement.  All recording fees relating to the recordation of the Assignments as described above shall be paid by the Seller.  With respect to any Non-MERS Mortgage Loans, if the Indenture Trustee does not receive, within the time specified in the Transfer and Servicing Agreement, evidence satisfactory to it of such recording with respect to any Mortgage Loan in a Required Recordation State, the Seller shall, in cooperation with the Indenture Trustee, correct or cure any such omission or repurchase the affected Mortgage Loan within 90 days of such demand, which demand shall be made within the time specified in the Transfer and Servicing Agreement (including any such extensions provided for therein).

Section 4.  Representations and Warranties of the Seller.

The Seller hereby represents and warrants to the Depositor as follows:

(a)

The Seller has been duly incorporated and is validly existing and in good standing under the laws of the State of Maryland and is duly qualified to do business and in good standing under the laws of each jurisdiction that requires such qualification wherein it owns or leases any material properties (except where the failure so to qualify would not have a material adverse effect on it).  The Seller has the full corporate power and authority to own its properties and conduct its business as currently conducted.

(b)

The Seller has the full power, authority (corporate and other) and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

(c)

This Agreement has been duly and validly authorized, executed and delivered by the Seller and (assuming the due authorization, execution and delivery hereof by the Depositor) constitutes the valid, legal and binding agreement of the Seller, enforceable in accordance with its terms, subject to bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium and other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether such enforcement is sought in a proceeding in equity or at law and except that the provisions of indemnity contained herein may be unenforceable as against public policy.

(d)

No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required, under federal laws or the laws of the State of Maryland, for the execution, delivery and performance of or compliance by the Seller with this Agreement or the consummation by the Seller of the transactions contemplated hereby.

(e)

None of the execution and delivery of this Agreement by the Seller, the consummation by the Seller of the transactions herein contemplated, or compliance with the provisions hereof by the Seller, will (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of the Seller’s charter or by-laws, or any law, governmental rule or regulation, or any judgment, decree or order binding on the Seller or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Seller is a party or by which it is bound or (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties.

(f)

To the Seller’s knowledge, there is no litigation pending or threatened against the Seller that would reasonably be expected to materially and adversely affect the execution, delivery, performance or enforceability of this Agreement.

(g)

Each of the representations and warranties set forth in Exhibit A hereto is true and correct with respect to the Mortgage Loans as of the Closing Date [or the applicable Transfer Date].

(h)

The statistical information in the prospectus supplement dated [          ] (the “Prospectus Supplement”), to the prospectus dated [          ], under the headings “Description of the Mortgage Pool[s]—General,” “— Certain Characteristics of the Mortgage Loans,” “Additional Information” and “Underwriting Standards” is true and correct.

(i)

The Seller has been organized in conformity with the requirements for qualification as a real estate investment trust (a “REIT”); the Seller has elected to be treated as a REIT for federal income tax purposes for its tax year ended December 31, 2004; and the Seller currently qualifies as, and it proposes to operate in a manner that will enable it to continue to qualify as, a REIT.

Section 5.  Covenants of the Seller.

The Seller hereby covenants with the Depositor as follows:

(a)

On or before the Closing Date [or the applicable Transfer Date], it shall take all steps required of it to effectuate the transfer of the Mortgage Loans to the Issuer, as transferee of the Depositor, free and clear of any lien, charge or encumbrance.

(b)

The Seller shall use its best efforts to make available to counsel for the Depositor in executed form each of the documents listed in Section 7(b) below no later than two Business Days before the Closing Date [or the applicable Transfer Date], it being understood that such documents are to be released and delivered only on the closing of the transaction contemplated hereby and the sale of the Securities.

(c)

The Seller shall deliver or cause to be delivered to the Depositor (i) an Opinion of Counsel as to various corporate matters substantially in a form satisfactory to the Depositor and (ii) such other Opinions of Counsel, if any, as are required by any Rating Agency for the issuance of the ratings on the Notes specified in Section 7(d) below.

(d)

For federal income tax purposes, the Seller will treat the transfer of the Mortgage Loans as a sale.

Section 6.  Cure, Repurchase and Substitution Obligations.

(a)

Each of the representations and warranties of the Seller contained herein shall survive the purchase by the Depositor of any of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement or the Transfer and Servicing Agreement.  The representations and warranties shall not be impaired by any review and examination of Mortgage Loan Documents or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Depositor to review or examine such documents and shall inure to the benefit of the Issuer (as the assignee of the Depositor) for the benefit of the Noteholders and the Custodian.  With respect to the representations and warranties contained herein that are made to the best of the Seller’s knowledge or as to which the Seller has no knowledge, if it is discovered by the Seller, the Depositor, the Custodian or the Indenture Trustee that the substance of any such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding the Seller’s knowledge or lack of knowledge with respect to the inaccuracy of such representation and warranty at the time it was made, the Seller shall take the action described in the following paragraph in respect of such Mortgage Loan.

(b)

Upon discovery or receipt of notice by the Seller, the Depositor, the Indenture Trustee or the Custodian of any missing or materially defective document in any Mortgage File, or a breach of any of the Seller’s representations and warranties set forth in Section 4 hereof with respect to any Mortgage Loan, which in any of the foregoing cases materially and adversely affects the value of any Mortgage Loan or the interest therein of the Depositor, the Indenture Trustee or the Noteholders [(provided that the breach of any of the Seller’s representations and warranties set forth in paragraph [(48)] of Exhibit A shall be deemed to materially and adversely affect the interests of the Noteholders)], the party discovering or receiving notice of such missing or materially defective document, breach, or default shall give prompt written notice to the others.  Upon its discovery or its receipt of notice of any such missing or materially defective document, breach or default (the “Defect Discovery Date”), the Seller shall either (a) within 90 days of discovery or receipt of such notice, provide the Custodian with such missing documents or cure such defect, breach or default, in all material respects or (b) within 90 days of such discovery or receipt of such notice, either repurchase the affected Mortgage Loan at the purchase price therefor or cause the removal of such Mortgage Loan from the Trust Estate (in which case it shall become a Deleted Mortgage Loan) and substitute therefor one or more Qualified Substitute Mortgage Loans as defined in the Transfer and Servicing Agreement; provided, however, that any such substitution shall occur within two years of the Closing Date.  The Indenture Trustee or its designee shall amend the Mortgage Loan Schedule to reflect the withdrawal of any Mortgage Loan from the terms of this Agreement and the Transfer and Servicing Agreement and the addition, if any, of a Qualified Substitute Mortgage Loan.  In order to effect a substitution pursuant to this Section, the Seller will deliver (i) to the Custodian each of the Mortgage Loan Documents required to be contained in the Mortgage File with respect to the Substitute Mortgage Loan(s) and (ii) if the aggregate Scheduled Principal Balance on the date of substitution of the Qualified Substitute Mortgage Loan(s) is less than the aggregate Scheduled Principal Balance of the Deleted Mortgage Loan(s) (after application of Scheduled Payments due in the month of substitution), to the Trust cash in an amount equal to such Substitution Adjustment Amount.  Any repurchase pursuant to this Section shall be accomplished by the delivery into the Custodial Account, or at the direction of the Depositor, on (or determined as of) the last day of the calendar month in which such repurchase is made, of the purchase price for the Mortgage Loans to be repurchased.

(c)

The obligations of the Seller set forth in this Agreement to cure or to repurchase a materially defective Mortgage Loan or to substitute a Qualified Substitute Mortgage Loan for such Mortgage Loan and to indemnify the Depositor and others as provided in this Agreement constitute the sole remedies of the Depositor and the Issuer against the Seller respecting a defective document in any Mortgage File or a breach of representations and warranties of the Seller set forth in Section 4 hereof.

Section 7.  Conditions to Obligation of the Depositor.

The obligation of the Depositor hereunder to purchase the Mortgage Loans is subject to:

(a)

The representations and warranties of the Seller under this Agreement (exclusive of Exhibit A hereto) shall be accurate in all material respects as of the Closing Date [or the applicable Transfer Date], and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

(b)

The Depositor shall have received, or the Depositor’s attorneys shall have received, in escrow (to be released from escrow at the time of closing), the following documents in such forms as are agreed upon and acceptable to the Depositor, duly executed by all signatories other than the Depositor as required pursuant to the respective terms thereof:

(i)

An Opinion of Counsel for the Seller as to various corporate matters and such other Opinions of Counsel as are necessary in order to obtain the ratings set forth in Section 7(d) below, each of which shall be acceptable to the Depositor, its counsel, the Underwriters, their counsel and the Rating Agencies referred to below;

(ii)

The Transfer and Servicing Agreement referred to in the Recitals;

(iii)

A letter from [Deloitte & Touche LLP] dated the date hereof containing in substance the information required by Section 6(c) of the underwriting agreement dated [          ], among the Depositor, the Seller, [          ] [and] [          ]; and

(iv)

The Seller shall have delivered to the Custodian, in escrow, all documents (including, without limitation, the Mortgage assigned by the Seller in blank or to the Trust or Custodian and the Mortgage Note endorsed in blank or to the Trust or Custodian with respect to each Mortgage Loan) required to be delivered hereunder and shall have released its interest therein to the Depositor or its designee;

(c)

All other terms and conditions of this Agreement shall have been complied with; and

(d)

The receipt of written confirmation from [each of Dominion Bond Rating Service, Inc. (“DBRS”), Fitch, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”),] as to the assignment of the ratings shown in the following table:

Class	[DBRS]	[Fitch]	[Moody's]	[S&P]

Section 8.  Mandatory Delivery; Grant of Security Interest.

The sale and delivery on the Closing Date [or the applicable Transfer Date] of the Mortgage Loans described in the Mortgage Loan Schedule is mandatory, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Depositor for the losses and damages incurred by the Depositor in the event of the Seller’s failure to deliver the Mortgage Loans on or before the Closing Date [or the applicable Transfer Date].  The Seller hereby grants to the Issuer for the benefit of the Noteholders, a lien on and a continuing first priority security interest in each Mortgage Loan and each document and instrument evidencing each Mortgage Loan to secure the performance by the Seller of its obligation to deliver such Mortgage Loans hereunder.  All rights and remedies of the Depositor under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

Section 9.  Indemnification.

(a)

If the Seller breaches its representations, warranties, covenants or obligations set forth herein, the Seller shall indemnify and hold harmless the Depositor, the Servicer, the Custodian, [the Master Servicer, the Administrator,] the Trust, the Owner Trustee and the Indenture Trustee (each, an “Indemnified Party”) from and against any actual loss, damages, penalties, fines, forfeiture, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, such breach, except to the extent such breach is the result of the Indemnified Party’s failure to fulfill its obligations under this Agreement.  Promptly after receipt by the Indemnified Party of notice of the commencement of any such action, the Indemnified Party will, if a claim in respect thereof is to be made against the Seller under this Section, notify the Seller in writing of the commencement thereof, but the omission so to notify the Seller will not relieve the Seller from any liability hereunder unless such omission materially prejudices the rights and positions of the Seller.  In case any such action is brought against the Indemnified Party and it notifies the Seller of the commencement thereof, the Seller will be entitled to participate therein, and to assume the defense thereof, with counsel satisfactory to the Indemnified Party, and after notice from the Seller to the Indemnified Party of its election so to assume the defense thereof, the Seller will not be liable to the Indemnified Party under this Section for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of such investigation

(b)

The Seller shall indemnify each Indemnified Party and hold each Indemnified Party harmless from and against all claims, liabilities, costs and expenses (including, without limitation, reasonable attorney’s fees) arising out of, or assessed against any of them in connection with, any ERISA violation alleged against an Indemnified Party relating to the Securities.

Section 10.  Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telecopier, telex or telegraph and confirmed by a similar mailed writing, as follows:

(a)

If to the Depositor:

Aegis Asset Backed Securities Corporation

3250 Briarpark, Suite 400

Houston, TX  77042

Attention:  Secondary Marketing

with a copy, given in the manner prescribed above, to:

Edward E. Gainor

McKee Nelson LLP

1919 M Street, N.W.

Washington, D.C.  20036

(b)

If to the Seller:

Aegis REIT Corporation

3250 Briarpark, Suite 400

Houston, TX  77042

Attention:  Secondary Marketing

(c)

If to Aegis Mortgage Corporation:

Aegis Mortgage Corporation

3250 Briarpark, Suite 400

Houston, TX  77042

Attention:  Secondary Marketing

Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

Section 11.  Severability of Provisions.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 12.  Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 13.  Agreement of the Seller.

The Seller agrees to execute and deliver such instruments and take such actions as the Depositor, the Indenture Trustee, the Owner Trustee[, the Custodian or the Administrator] may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement, the Indenture, the Trust Agreement or the Transfer and Servicing Agreement, including, without limitation, the execution and filing of any UCC financing statements to evidence the interests of the Depositor and any of its transferees in the Mortgage Loans and other assets assigned to the Trust.

Section 14.  Survival.

The Seller agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Depositor, notwithstanding any investigation heretofore or hereafter made by the Depositor or on the Depositor’s behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instruments shall survive the delivery of and payment for the Mortgage Loans.

Section 15.  Assignment.

The Seller and Aegis Mortgage Corporation (“AMC”) hereby acknowledge that the Depositor will assign all its rights hereunder (except the Depositor’s rights set forth in Section 9) to the Trust.  The Seller and AMC agree that, upon the execution of the Transfer and Servicing Agreement, the Trust, as assignee of the Depositor, will have all such rights and remedies provided to the Depositor hereunder (except those rights of the Depositor set forth in Section 9) and this Agreement will inure to the benefit of the Trust, which will in turn pledge such rights and remedies to the Indenture Trustee for the benefit of the Noteholders.  The Servicer [,] [and] the Custodian[, the Master Servicer and the Administrator] for purposes of Section 9 and the Issuer and the Indenture Trustee for all purposes shall be not only assignees of the Depositor’s rights in accordance with this Section but also intended third party beneficiaries of this Agreement.

Section 16.  Miscellaneous.

(a)

This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.  This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

(b)

Any person into which the Seller may be merged or consolidated or any person resulting from a merger or consolidation involving the Seller or any person succeeding to the business of the Seller shall be considered the successor of the Seller hereunder, without the further act or consent of either party.  Except as provided in Section 15 and the preceding sentence, this Agreement may not be assigned, pledged or hypothecated by any party without the written consent of each other party to this Agreement.

(c)

This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.  The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

(d)

The Depositor shall immediately effect the redelivery of the Mortgage Loans and all Mortgage Loan Documents and any security interest created by Section 8 hereof shall be deemed to have been released if, on the Closing Date [or the applicable Transfer Date], any of the conditions set forth in Section 7 hereof shall not have been satisfied or waived.

(e)

It is the express intent of the parties hereto that the conveyances of the Mortgage Loans by the Seller to the Depositor as contemplated by this Agreement be construed as a sale of the Mortgage Loans by the Seller to the Depositor.  It is, further, not the intention of the parties that such conveyances be deemed a pledge of the Mortgage Loans by the Seller to the Depositor or any assignee of the Depositor, including, but not limited to, the Trust, to secure a debt or other obligation of the Seller.  Nevertheless, if, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller then (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Delaware Uniform Commercial Code and the Uniform Commercial Code of any other state as necessary; (ii) the conveyances provided for herein shall be deemed to be an assignment and a grant by the Seller to the Depositor of a security interest in all of the Seller’s right, title and interest in and to the Mortgage Loans, all insurance policies and proceeds thereof relating to the Mortgage Loans, all amounts payable by the holder of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities, or other property, including, without limitation, all amounts from time to time held or invested in the Custodial Account, the Collection Account, the Distribution Account or any other account established under the Transfer and Servicing Agreement, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Depositor or its agents of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or tangible chattel paper shall be deemed to be “possession by the secured party” for purposes of perfecting the security interest pursuant to Section 8.9A-313 of the Delaware Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Depositor for the purpose of perfecting such security interest under applicable law.  Any assignment of the interest of the Depositor pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby.  The Seller and the Depositor shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement is deemed to create a security interest in the Mortgage Loans, such security interest will be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Transfer and Servicing Agreement.

(f)

The Seller shall not file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law against the Depositor so long as any debt instrument issued by the Depositor is outstanding and for one year and one day thereafter.

Section 17.  Request for Opinions.

The Seller and the Depositor hereby request and authorize McKee Nelson LLP, as their counsel in this transaction, to issue on behalf of the Seller and the Depositor such legal opinions to the Depositor, the Servicer, [the Master Servicer, the Administrator,] the Issuer, the Indenture Trustee, the Owner Trustee, the Underwriters and the Rating Agencies as may be (i) required by any and all documents, certificates or agreements executed in connection with this Sale Agreement or (ii) requested by the Depositor, the Servicer, [the Master Servicer, the Administrator,] the Issuer, the Indenture Trustee, the Owner Trustee, the Underwriters or the Rating Agencies, or their respective counsel.

Section 18.  Guaranty.

AMC hereby unconditionally and irrevocably guarantees the full and punctual performance of any obligation of, and the full and punctual payment of any amount payable by, the Seller under this Agreement or the Transfer and Servicing Agreement to (a) provide any missing document; cure any defect, breach or default; repurchase any affected Mortgage Loan or cause the removal of any such Mortgage Loan from the Trust Estate, in each case pursuant to Section 6 hereof, and (b) indemnify and hold harmless any Indemnified Party pursuant to Section 9 hereof.  Upon failure by the Seller to perform fully any such obligation or pay fully any such amount, AMC shall forthwith immediately upon demand perform or cause to be performed any such obligation not performed or pay or cause to be paid any such amount not so paid, in each case at the place, in the manner and at the time specified in this Agreement.  AMC shall cause the Seller to be at all times in compliance with the representations and warranties made by the Seller in Section 4 of this Agreement and Section 2.3 of the Transfer and Servicing Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Sale Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

AEGIS ASSET BACKED SECURITIES

CORPORATION

By:

Name:

Title:

AEGIS REIT CORPORATION

By:

Name:

Title:

Solely for purposes of Section 18,

accepted and agreed to by:

AEGIS MORTGAGE CORPORATION

By:

Name:

Title:

SCHEDULE I

MORTGAGE LOANS

EXHIBIT A TO THE SALE AGREEMENT

REPRESENTATIONS AND WARRANTIES OF AEGIS REIT CORPORATION

Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Sale Agreement, or if not assigned in the Sale Agreement, the Transfer and Servicing Agreement dated as of [          ], among the Issuer, the Depositor, the Seller, [the Master Servicer, the Administrator, the Custodian,] the Servicer[, the Credit Risk Manager] and the Indenture Trustee.

The Seller represents and warrants with respect to the Mortgage Loans being conveyed by it to the Depositor (for purposes of this Exhibit, the “Mortgage Loans”), as of the Closing Date [and each Transfer Date], as follows:

(1)

Neither the Seller nor any of the Seller’s affiliates has dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor.

(2)

To the Seller’s knowledge, there is no litigation pending or threatened against the Seller or any of the Seller’s affiliates that would reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans, the issuance of the Securities or the execution, delivery, performance or enforceability of this Agreement.

(3)

With respect to each Mortgage Loan, neither the Seller nor any of the Seller’s affiliates has acted (i) to modify the Mortgage Loan in any material respect, (ii) to satisfy, cancel or subordinate the Mortgage Loan in whole or in part, (iii) to release the related Mortgaged Property in whole or in part from the lien of the related Mortgage or (iv) to execute any instrument of release, cancellation, modification or satisfaction of the Mortgage Loan, except to the extent reflected in the Mortgage File.

(4)

The Seller has not assigned any interest or participation in the Mortgage Loans other than to the Depositor (or, if any such interest or participation has been assigned, it will be released upon conveyance to the Depositor).  On the date of conveyance, the Seller will be the sole owner of, and will have good and marketable title to, the Mortgage Loans, subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance, except any lien to be released concurrently with the purchase by the Depositor of the Mortgage Loans.

(5)

With respect to each Mortgage Loan, the Seller or an affiliate of the Seller is in possession of each of the Mortgage Loan Documents required to be included in the Mortgage File, except for such documents as have been delivered to the Depositor (or its designee) or the Servicer.

(6)

The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

(7)

Each of the Mortgage Loans was underwritten in accordance with the standards described in the Prospectus Supplement.

(8)

The full principal amount of the Mortgage Loans has been advanced to the borrowers or advanced according to the direction of the borrowers.  The borrowers have no option under the Mortgages to borrow additional funds secured by the Mortgages.  The Cut-off Date Balances of the Mortgage Loans are as represented by the Seller to the Depositor and are fully secured by the Mortgages.

(9)

All Mortgage Loan documentation, Mortgage Loan submission documentation and purchase documentation that have been submitted are, to the best of the Seller’s knowledge, complete and accurate and have been completed, executed and delivered in the form and manner as specified in the Seller’s underwriting guidelines in effect as of the date hereof.  Each Mortgage Note delivered to the Depositor or its custodian is the original Mortgage Note and is the only Mortgage Note evidencing the related Mortgage Loan that has been manually signed by the borrower except in those instances where a Lost Note Affidavit has been delivered to the Depositor or its custodian.  As of the date hereof, the Seller has no knowledge of any default, breach, violation or event of acceleration existing under any of the Mortgage Loan Documents transferred to the Depositor or any event that with notice and expiration of any grace or cure period would result in a default, breach, violation or event of acceleration.  The Seller has not waived any event of default or breach, violation or event of acceleration.

(10)

All improvements located on each Mortgaged Property lie within the boundary lines of the related Mortgaged Property.  There are no violations of applicable zoning laws or regulations.

(11)

Each ARM Loan conforms, if applicable, to its stated Initial Note Rate, Index, Gross Margin, Interest Rate Change Dates, Index Value Dates, Payment Change Dates, Maximum Lifetime Note Rate, Periodic Rate Cap, Periodic Payment Cap, first Interest Rate Change Date, Initial Periodic Rate Cap, Initial Periodic Payment Cap, any pre-payment penalty, Minimum Gross Margin, and Minimum Lifetime Note Rate.  Each ARM Loan has been serviced pursuant to prudent servicing standards and Fannie Mae or FHLMC standards.  Installments of principal and interest are subject to change due to adjustments to the Note Rates, with interest calculated and payable in arrears, and are sufficient to amortize each Mortgage Loan fully by the stated maturity date, over an original term of thirty years from commencement of amortization.  All provisions for the adjustment of Note Rates comply with state and federal law and the terms of the Mortgage Note.

(12)

Upon default by a borrower on a Mortgage Loan and the subsequent foreclosure on the Mortgaged Property pursuant to proper procedures, the holder of the Mortgage Loan will be able to deliver “Good and Merchantable Title” to the Mortgaged Property underlying that Mortgage Loan, except to the extent that the enforceability of remedies against such borrower may be subject to applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors’ rights generally from time to time in effect, and to general principles of equity.  There is no homestead exemption or other defense available to the borrower that would prevent the sale of the Mortgaged Property at a trustee’s sale or impair the right of foreclosure.

(13)

Each Mortgage Loan is an “obligation principally secured by an interest in real property” within the meaning of Treas. Reg. § 1.860G-2(a).

(14)

Each Mortgage Loan has a loan-to-value ratio of 100% or less (by Scheduled Principal Balance as of the Cut-off Date [(or, with respect to the Subsequent Mortgage Loans, the Subsequent Cut-off Date)]).

(15)

No Mortgage Note is secured by any collateral except the lien of the corresponding Mortgage.

(16)

No Mortgage Loan is a graduated payment mortgage loan and no Mortgage Loan has a shared appreciation or other contingent interest feature.

(17)

Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws, equal credit opportunity, real estate settlement procedures, truth-in-lending and usury and each Mortgage Loan has been serviced in accordance with all such laws, rules and regulations.  All levied assessments not part of the general tax bill have been paid in full before or at closing of each Mortgage Loan.

(18)

The Seller has no knowledge of any relief requested or allowed to any borrower under the Servicemembers Civil Relief Act, as amended, or similar state or local laws.

(19)

All information regarding the Mortgage Loans that could reasonably be expected to adversely affect the value or the marketability of any Mortgaged Property or Mortgage Loan and of which the Seller is aware has been provided by the Seller to the Depositor.

(20)

All amounts, with respect to the Mortgage Loans, received after the Cut-off Date [(or, with respect to the Subsequent Mortgage Loans, the Subsequent Cut-off Date)] and to which the Seller is not entitled will be deposited into the Collection Account.

(21)

The Seller did not use adverse selection procedures in selecting the Mortgage Loans to be sold to the Depositor.

(22)

With respect to each Mortgage Loan so identified on Schedule I, there is in effect a policy of primary mortgage insurance issued by the mortgage insurance company specified therein.

(23)

The information set forth in Schedule I is true and correct in all material respects as of the Cut-off Date [(or, with respect to the Subsequent Mortgage Loans, the Subsequent Cut-off Date)].

(24)

The consideration received by the Seller upon the sale of the Mortgage Loans constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

(25)

The Seller is not, and does not expect with the passage of time to become, insolvent or bankrupt.  The sale of the Mortgage Loans will not cause the Seller to become insolvent and is not undertaken with the intent to hinder, delay or defraud any of the Seller’s creditors.

(26)

The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loans.  The Seller will have no right to modify or alter the terms of the Mortgage Loans, and the Seller will have no right or obligation to repurchase any Mortgage Loan or substitute another mortgage loan for any Mortgage Loan, except as provided in Sections 6(b) and 6(c) of the Sale Agreement.

(27)

As of the date hereof, no Borrower is subject to bankruptcy or insolvency proceedings, and, to the best of the Seller’s knowledge, the filing of a bankruptcy or insolvency proceeding that would result in such Mortgage Loan becoming subject to bankruptcy or insolvency proceedings is not imminent.  As of the date hereof, no property securing a Mortgage Loan is subject to foreclosure proceedings, and, to the best of the Seller’s knowledge, the commencement of foreclosure proceedings, with respect to property securing a Mortgage Loan, is not imminent.

(28)

Each Mortgage securing a Mortgage Loan has been duly executed and delivered by the borrower and constitutes a legal, valid and binding obligation of the borrower, enforceable against the borrower in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency or other laws affecting the enforcement of creditors’ rights generally and to general principles of equity.

(29)

Each Mortgage securing a Mortgage Loan has been duly recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located, or the Seller has obtained an Opinion of Counsel that no recording or filing is necessary in order to make effective the lien and security interest intended to be created thereby.

(30)

If the Mortgage securing a Mortgage Loan does not name the Seller or the Custodian as the holder, then a valid and recordable Assignment assigning to the Seller or the Custodian the Mortgage underlying the Mortgage Loan has been duly recorded in the appropriate governmental recording office for the jurisdiction in which the Mortgaged Property is located, and the Seller has delivered to the Depositor the original copy of such Assignment with appropriate evidence that such Assignment has been duly recorded or a copy of the original Assignment together with a certificate from an Officer of the Seller or the loan originator from which the Seller purchased the Mortgage Loan certifying that such Assignment has been recorded in the appropriate governmental recording office, but that such recorded Assignment has not been returned to the Seller; provided, however, that such Assignment shall not be required to have been recorded if the Seller shall have obtained an Opinion of Counsel that no recording is necessary in order to make effective the assignment intended to be created thereby.

(31)

A Title Insurance Policy has been issued on a currently prescribed American Land Title Association form (or other acceptable form of Title Insurance Policy) with respect to each Mortgage Loan (other than a Junior Mortgage Loan described below), is valid and binding and remains in full force and effect and insures the Seller, its successors or assigns as holding a lien for the full principal amount of such Mortgage Loan.

(32)

There are no mechanic’s or other liens against the Mortgaged Property that are superior to or equal to the lien of the Mortgage Loan, except such liens as are expressly insured against by a Title Insurance Policy.

(33)

A Hazard Insurance Policy is in full force and effect as required by the Seller’s underwriting guidelines in effect as of the date hereof, and Flood Insurance coverage is in effect if required by the Seller’s underwriting guidelines in effect as of the date hereof.  Such insurance policies contain a mortgagee clause insuring the Seller, its successors and assigns.  If Mortgage Insurance is required, all conditions necessary for the effectiveness thereof have been satisfied, and the Mortgage Insurance is valid and in full force and effect and meets the requirements of the Seller’s underwriting guidelines in effect as of the date hereof.  Such Mortgage Insurance is the valid and binding agreement of the insurer, and all premiums thereon have been paid when due and sufficient escrow arrangements have been established to provide for future premium payments.  To the best of the Seller’s knowledge, no events have occurred since the Mortgage Insurance was issued that would reduce the stated coverage of the Mortgage Insurance.

(34)

All taxes, government assessments or municipal charges due and owing have been paid, and sufficient escrow arrangements have been established to make payment thereof in the future.

(35)

There has been no casualty damage to the Mortgaged Property, except such as is expressly referenced in the Appraisal, nor is any condemnation proceeding, either in whole or in part, pending or threatened.

(36)

With respect to a deed of trust, the trustee named in the Mortgage Loan Documents is authorized to serve as such in the applicable jurisdiction.  No fees or expenses are payable by the Seller or the Depositor to such trustee pursuant to a deed of trust other than any applicable trustee’s expenses incurred after a default.

(37)

An appraisal of each Mortgaged Property was made by an appraiser who either (i) met the minimum qualifications of Fannie Mae or FHLMC for appraisers, and each appraisal was completed on a Fannie Mae Appraisal Form 1004, 1025 or 1073 or the FHLMC equivalent and includes information concerning comparable property values or (ii) at the time that the appraisal was made, was certified in the state in which the Mortgaged Property is located.

(38)

No Mortgage Loan is secured by a leasehold estate except such leasehold estates as are permitted pursuant to the Seller’s underwriting guidelines in effect as of the date hereof.

(39)

There is no offset, defense or counterclaim to any Mortgage Note or Mortgage, including any offset, defense or counterclaim that would excuse or lessen the obligation of the Borrower to pay the unpaid principal or interest on such Mortgage Note.

(40)

No more than approximately [    ]% of the Mortgage Loans [(representing approximately [    ]% of the Pool 1 Mortgage Loans and approximately [    ]% of the Pool 2 Mortgage Loans)] were 30 or more days delinquent as of [          ], and [no] Mortgage Loan was 60 days or more delinquent as of such date.

(41)

The Mortgage with respect to certain of the Mortgage Loans may contain a provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loans if the related Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder, at the option of the Mortgagee.  This provision provides that the Mortgagee cannot exercise its option if either (i) the exercise of such option is prohibited by federal law or (ii) (A) the borrower causes to be submitted to the Mortgagee information required by the Mortgagee to evaluate the intended transferee as if a new loan were being made to such transferee and (B) the Mortgagee reasonably determines that the Mortgagee’s security will not be impaired by the assumption of such Mortgage Loan by the transferee and that the risk of breach of any covenant or agreement in the Mortgage Loan Documents is acceptable to the Mortgagee.  To the best of the Seller’s knowledge, such provisions are enforceable.

(42)

None of the Mortgage Loans is a retail installment contract for goods or services or a home improvement loan for goods or services, which are either “consumer credit contracts” or “purchase money loans” as such terms are defined in 16 CFR 433.1.

(43)

With respect to each Mortgage Loan, no Mortgage Loan is a “high cost” or “covered” loan within the meaning of any applicable federal, state or local predatory or abusive lending law and, specifically, (a) no Mortgage Loan was at the time of origination subject to the Home Ownership and Equity Protection Act of 1994 (15 U.S.C. § 1602(c)); (b) no Mortgage Loan originated on or after November 27, 2003, is a “High-Cost Home Loan” subject to the New Jersey Home Ownership Security Act of 2003 (N.J.S.A. 46:10B-22 et seq.); (c) no Mortgage Loan is a “High-Cost Home Loan” subject to the New Mexico Home Loan Protection Act (N.M. Stat. Ann. § 58-21A-1 et seq.) effective January 1, 2004; (d) no Mortgage Loan is a High-Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary, which is now Version 5.6c Revised, Appendix E), and no Mortgage Loan originated on or after October 1, 2002, through March 6, 2003, is governed by the Georgia Fair Lending Act; (e) no Mortgage Loan is a “High-Risk Home Loan” as defined in the Illinois High-Risk Home Loan Act (815 Ill. Comp. Stat. 137/1 et seq.) effective January 1, 2004; (f) no Mortgage Loan is a “High-Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act (2004 Mass. Acts 268) effective November 7, 2004; and (g) no Mortgage Loan is a “High Cost Home Loan” as defined in the Indiana Home Loan Practices Act (Ind. Code Ann. § 24-9-1 et seq.) effective January 1, 2005.

(44)

No proceeds from any Mortgage Loan were used to finance single-premium credit insurance policies and no Prepayment Penalty is payable on any Mortgage Loan for a period in excess of five years following origination.

(45)

Each Prepayment Penalty is permissible, originated in compliance with, and enforceable in accordance with its terms under, applicable federal, state and local law (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor’s rights generally or the collectibility thereof may be limited due to acceleration in connection with foreclosure).

(46)

The information set forth in the prepayment penalty schedule, included as part of the Mortgage Loan Schedule at Schedule I hereto, is complete, true and correct in all material respects at the date or dates on which such information is furnished, and each Prepayment Penalty is permissible and enforceable in accordance with its terms upon the mortgagor's full and voluntary principal prepayment under applicable law, except to the extent that: (1) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally; (2) the collectibility thereof may be limited due to acceleration in connection with a foreclosure or other involuntary prepayment; or (3) subsequent changes in applicable law may limit or prohibit enforceability thereof under applicable law.

(47)

With respect to each adjustable rate Mortgage Loan, such Mortgage Loan has a gross margin of not less than [    ]%.

[(48)

In addition to the foregoing representations and warranties made in paragraphs (1) through (47) above, the Seller further represents and warrants upon delivery of the Pool 2 Mortgage Loans, as to each, that:

(i)

The outstanding Scheduled Principal Balance of each Pool 2 Mortgage Loan does not exceed the applicable maximum original loan amount limitations with respect to first lien or second lien one- to four-family residential mortgage loans, as applicable, as set forth in the Freddie Mac Selling Guide;

(ii)

There is no Pool 2 Mortgage Loan that was originated on or after March 7, 2003, which is a “high cost home loan” as defined under the Georgia Fair Lending Act;

(iii)

To the best of the Seller’s knowledge, no borrower was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit evidenced by the Pool 2 Mortgage Loan.  No borrower obtained a prepaid single-premium credit life, disability, accident or health insurance policy in connection with the origination of the Pool 2 Mortgage Loan; no proceeds from any Pool 2 Mortgage Loan were used to purchase single premium credit insurance policies as part of the origination of, or as a condition to closing, such Pool 2 Mortgage Loan;

(iv)

The Servicer for each Pool 2 Mortgage Loan has fully furnished in the past (and the Seller shall cause the Servicer to furnish in the future), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis;

(v)

No Pool 2 Mortgage Loan imposes a Prepayment Penalty for a term in excess of three years;

(vi)

The outstanding Scheduled Principal Balance of each Pool 2 Mortgage Loan does not exceed the applicable maximum original loan amount limitations with respect to first lien or second lien one- to four-family residential mortgage loans, as applicable, as set forth in the Freddie Mac Selling Guide;

(vii)

With respect to any Pool 2 Mortgage Loan originated on or after August 1, 2004, neither the related mortgage nor the related mortgage note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction; and

(viii)

With respect to Pool 2 Mortgage Loans secured by manufactured housing, each contract is secured by a “single family residence” within the meaning of Section 25(e)(10) of the Code.  The fair market value of the manufactured home securing each contract was at least 80% of the adjusted issue price of the contract at either (i) the time the contract was originated (determined pursuant to the REMIC provisions of the Code) or (ii) the time the contract was transferred to the Seller.  Each such contract is a qualified mortgage under Section 860G(a)(3) of the Code.]

[EXHIBIT B

FORM OF TRANSFER SUPPLEMENT

Supplement No:

Dated:

This TRANSFER SUPPLEMENT is made as of the date first above written by [Aegis REIT Corporation] (the “Seller”) and Aegis Asset Backed Securities Corporation (the “Depositor”).

W I T N E S S E T H:

WHEREAS, the parties have previously executed and delivered that certain Sale Agreement (the “Sale Agreement”), dated as of [      ] between the Seller and the Depositor;

WHEREAS, the Seller desires to sell, and the Depositor desires to purchase the Subsequent Mortgage Loans identified on Schedule 1 attached hereto;

NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

1.

Schedule of Subsequent Mortgage Loans.  Attached hereto as Schedule I is the schedule of Subsequent Mortgage Loans (the “Schedule”) conveyed to the Depositor pursuant to Section 3 of this Transfer Supplement.

2.

Definitions Relating to Subsequent Mortgage Loans.  The following terms as used in the Sale Agreement shall have the following meanings with respect to the Subsequent Mortgage Loans identified on the Schedule.

Subsequent Cut-off Date:                                 .

Transfer Date:                                                .

Transfer Price:  $                                           .

3.

Conveyance of Subsequent Mortgage Loans.  The Seller does hereby sell, transfer, assign, set over and otherwise convey to the Depositor, without recourse (except to the extent specified in the Sale Agreement), all right, title and interest of the Seller, in and to each of the Subsequent Mortgage Loans identified on the Schedule and all items in the related Mortgage File.

4.

Transfer Price.  The Depositor hereby pays to the Seller the Transfer Price in return for the Subsequent Mortgage Loans identified on the Schedule attached hereto.

5.

Incorporation by Reference; Ratification of Sale Agreement.  As supplemented by this Transfer Supplement, the Sale Agreement is incorporated herein by reference and is in all respects ratified and confirmed and the Sale Agreement as so supplemented by this Transfer Supplement shall be read, taken and construed as one and the same instrument.

6.

Representations and Warranties.  All representations and warranties of the Seller and the Depositor set forth in the Sale Agreement are true and correct as of the date hereof and as of the Transfer Date.

7.

Counterparts.  This Transfer Supplement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute the same instrument.

8.

Governing Law.  THIS TRANSFER SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Transfer Supplement to be duly executed by their respective officers as of the day and year first above written.

AEGIS REIT CORPORATION, as Seller

By:

Name:

Title:

AEGIS ASSET BACKED SECURITIES

CORPORATION, as Depositor

By:

Name:

Title:

SCHEDULE I TO
TRANSFER SUPPLEMENT]